UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): July 22, 2003


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                      UTAH                                 87-0342734
         -------------------------------              ------------------
         (State or other jurisdiction of              (I.R.S. Employer
         incorporation or organization)               Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                              ---------------------
                     Address of principal executive offices


Registrant's telephone number:              (801) 566-1200
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             ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

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Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Utah Medical Products, Inc. for the quarter ended June 30, 2003 and forward-looking statements relating to 2003 and the third and fourth quarters of 2003 as presented in a press release dated July 22, 2003. The information in this report shall be deemed incorporated by reference into any registration statement hertofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

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   Pursuant to the requirements of the Securities Exchanges Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                UTAH MEDICAL PRODUCTS, INC.
                                                ---------------------------
                                                REGISTRANT



Date:    7/22/03                           By:      /s/ Kevin L. Cornwell
      --------------                             -------------------------------
                                                   Kevin L. Cornwell
                                                   CEO


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                                  EXHIBIT INDEX

Index
Number    Description
------    -----------
99.1 Financial information for Utah Medical Products, Inc. for the quarter ended June 30, 2003 and forward-looking statements relating to 2003 and the third and fourth quarters of 2003 as presented in a press release dated July 22, 2003.